Exhibit 10.5

Registration Rights Agreement

By and Among

Medgenics, Inc.

And

Investors Signatory Hereto

June 18, 2012

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of June 18, 2012 (the “Agreement”), is entered into by and among MEDGENICS, INC., a Delaware corporation (the “Company”), and the investors listed on Exhibit A attached hereto and signatory hereto (individually an “Investor” and collectively the “Investors”).

Recitals:

A.           The Investors desire to purchase from the Company, and the Company desires to issue and sell to the investors, certain units with each units (the “Units”) with each Unit consisting of one share of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), and a warrant to purchase 0.75 of one share of Common Stock (the “Warrants”), all upon terms set forth in the Subscription Agreement entered into by each Investor and the Company (collectively, the “Subscription Agreement”).

B.           It is a condition precedent to the consummation of the transactions contemplated by the Subscription Agreement that the Company provide for the rights set forth in this Agreement; and

C.           Certain terms used in this Agreement are defined in Article 1 hereof.

Agreement

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE 1
Definitions

“Affiliate” means any Person that directly or indirectly controls, or is under control with, or is controlled by such Person. As used in this definition, “control” (including with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Business Day” means any day excluding Saturday, Sunday or any other day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

“Closing Date” has the meaning ascribed to such term in the Subscription Agreement.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Designated Holders” means the Investors and the Placement Agent and any qualifying transferees of the Investors or the Placement Agent under Section 3.1 hereof who hold Registrable Securities.

“Effectiveness Deadline” has the meaning set forth in Section 2.2(c).

“Effectiveness Period” has the meaning set forth in Section 2.2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline” means the date which is 30 days following the final Closing Date.

“Indemnified Party” has the meaning set forth in Section 2.8.

“Losses” has the meaning set forth in Section  2.8.

“Majority Holders” means those Designated Holders holding a majority of the Registrable Securities.

“Person” means any individual, company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

“Piggyback Registration” has the meaning set forth in Section 2.3.

“Placement Agent” means Maxim Group LLC.

“Investors” has the meaning set forth in the preamble.

“Purchase Price” has the meaning ascribed to such term in the Subscription Agreement.

“Registrable Securities” means, subject to the immediately following sentences, (i) shares of Common Stock included in the Units acquired by the Investors from the Company pursuant to the Subscription Agreement, (ii) the shares of Common Stock issuable upon exercise of the Warrants, (iii) the shares of Common Stock issuable upon exercise of the Warrants issued to the Placement Agent in connection with the offering of the Units, and (iv) any shares of Common Stock issued or issuable, directly or indirectly, with respect to the securities referred to in clauses (i), (ii) or (iii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. In addition, any particular shares of Common Stock constituting Registrable Securities will cease to be Registrable Securities when they (w) have been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering them, (x) have been sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act), (y) are eligible for resale under Rule 144 (or by similar provision under the Securities Act) without any limitation on the amount of securities that may be sold under paragraph (d) thereof, or (z) are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act.

“Registration Statement” means a registration statement on Form S-3 (or, if the Company is not eligible to use Form S-3, such other appropriate registration form of the SEC pursuant to which the Company is eligible to register the resale of Registrable Securities) filed by the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement, which shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, the Registrable Securities.

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“register,” “registered” and “registration” each shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement(s) or documents by the SEC.

“Representatives” has the meaning set forth in Section 2.8.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Subscription Agreement” has the meaning set forth in the recitals.

ARTICLE 2
Registration Rights

2.1           Current Public Information. The Company covenants that it will use its best efforts to file all reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will use its reasonable best efforts to take such further action as the Designated Holders may reasonably request, all to the extent required to enable the Designated Holders to sell Registrable Securities pursuant to Rule 144 or Rule 144A adopted by the SEC under the Securities Act or any similar rule or regulation hereafter adopted by the SEC. The Company shall, upon the request of a Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements during the twelve month period immediately preceding the date of such request.

2.2           Registration.

(a)          On or prior to the Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available of any and all Registrable Securities and the additional shares of Common Stock, if any, so to be registered by the holders thereof. The Registration Statement may, at the Company’s election, some or all shares of Common Stock which the Company or Persons entitled to exercise “piggy-back” registration rights pursuant to contractual commitments of the Company may elect to register in connection with the offering of Registrable Securities. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible, and shall use its reasonable best efforts to keep the Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that is available for the resale of all Registrable Securities by the Designated Holders and that it conforms in all material respects to the requirements of the Securities Act during the entire period beginning on the date the Registration Statement is declared effective, if any, and ending on the date on which all Registrable Securities have ceased to be Registrable Securities (the “Effectiveness Period”).

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(b)          Notwithstanding the registration obligations set forth in this Section 2.2, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Designated Holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission and/or (ii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with then current written guidance provided by the SEC (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Designated Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities not acquired pursuant to the Subscription Agreement (whether pursuant to registration rights or otherwise), second by Registrable Securities represented by Designated Holders of shares of Common Stock issuable upon exercise of the Warrants (applied, in the case that some shares of Common Stock issuable upon exercise of the Warrants may be registered, to the Designated Holders on a pro rata basis based on the total number of unregistered shares of Common Stock issuable upon exercise of the Warrants held by such Designated Holders) and third by Registrable Securities represented by shares of Common Stock included in the Units (applied, in the case that some shares of Common Stock included in the Units may be registered, to the Designated Holders on a pro rata basis based on the total number of unregistered shares of Common Stock included in the Units held by such Designated Holders, subject to a determination by the Commission that certain Designated Holders must be reduced first based on the number of shares of Common Stock included in the Units held by such Designated Holders). In the event the Company amends the initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial Registration Statement, as amended, or the New Registration Statement.

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(c)          If the initial Registration Statement is not filed with the SEC on or prior to the Filing Deadline or if a Registration Statement referenced in either Section 2.2(a) or 2.2(b) is not declared effective within 120 days following the final Closing Date (the “Effectiveness Deadline”), then in addition to any other rights the Designated Holders may have hereunder or under applicable law: (x) within five Business Days after the Filing Deadline or the Effectiveness Deadline, as applicable, the Company shall pay to each Designated Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Designated Holder pursuant to the Subscription Agreement for any Registrable Securities held by such Designated Holder on such date; and (y) on each 30-day anniversary (or pro rata portion thereof) following such Filing Deadline until the filing of the initial Registration Statement or folloring such Effectiveness Deadline until such Registration Statement is declared effective, as may be applicable, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Designated Holder pursuant to the Subscription Agreement for any unregistered Registrable Securities then held by such Holder. The amounts payable pursuant to this Section 2(c) are referred to collectively as “Liquidated Damages.” The parties agree that in no event shall the aggregate amount of Liquidated Damages payable to a Designated Holder exceed, in the aggregate, 5.0% of the aggregate purchase price paid by such Designated Holder pursuant to the Subscription Agreement. If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five Business Days after the date payable, the Company will pay interest thereon at a rate of 1.5% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Designated Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. Unless otherwise specified in Section 2(c), the Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the filing of the initial Registration Statement or prior to effectiveness, as the case may be. The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the SEC to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement.

(d)          The Company may, at any time it is eligible to do so, file a post-effective amendment on Form S-3 to any Registration Statement on Form S-1 for the resale of any then existing Registrable Securities or in any such other manner as is preferred or permitted by the SEC to convert such Registration Statement to a Form S-3 Registration Statement. Upon the effectiveness of such Form S-3 Registration Statement, all references to a Registration Statement in this Agreement shall then automatically be deemed to be a reference to the Form S-3 Registration Statement.

(e)          The Company shall have the right at any time, to suspend the filing of a Registration Statement under this Section 2.2 or require that the Designated Holders of Registrable Securities suspend further open market offers and sales of Registrable Securities pursuant to a Registration Statement filed hereunder for a period not to exceed an aggregate of 30 days in any six month period or an aggregate of 60 days in any twelve-month period for valid business reasons (not including avoidance of their obligations hereunder) (i) to avoid premature public disclosure of a pending corporate transaction, including pending acquisitions or divestitures of assets, mergers and combinations and similar events; (ii) upon the occurrence of any of the events specified in Section 2.5(e), until the time that the Designated Holders receive copies of a supplement or amendment to the prospectus included in the applicable Registration Statement as contemplated in Section 2.5(e); and (iii) upon the occurrence of any of the events specified in Section 2.5(i), until the time the Company notifies the Designated Holders in writing that such suspension is no longer effective.

2.3           Piggyback Registration.

(a)          Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration pursuant to Section 2.2 or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Company will give prompt written notice (but in no event less than 30 days before the anticipated filing date) to all Designated Holders (other than Designated Holders all of whose Registrable Securities are then covered by an effective Registration Statement), and such notice shall describe the proposed registration and distribution and offer to all such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request. The Company will include in such registration statement all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the Designated Holders’ receipt of the Company’s notice (a “Piggyback Registration”).

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(b)          The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering involving a Piggyback Registration to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

(c)          Any Designated Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.3 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggyback Registration at any time prior to the time it becomes effective.

(d)          If (i) a Piggyback Registration involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and Designated Holders requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the Company’s own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, and (ii) second, Registrable Securities and securities which have been requested to be included in such registration by Persons entitled to exercise “piggy-back” registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by Designated Holders and such other Persons); and (y) in cases not initially involving the registration for sale of securities for the Company’s own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Person whose exercise of a “demand” registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, Registrable Securities and securities which have been requested to be included in such registration by Persons entitled to exercise “piggy-back” registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by Designated Holders and such other Persons), and (iii) third, the securities which the Company proposes to register.

(e)          If, as a result of the proration provisions of this Section 2.3, any Designated Holder shall not be entitled to include all Registrable Securities in a Piggyback Registration that such Designated Holder has requested to be included, such holder may elect to withdraw his request to include Registrable Securities in such registration.

(f)          The right of the Designated Holders to register Registrable Securities pursuant to this Section 2.3 is only exercisable with respect to Registrable Securities not then covered by an effective Registration Statement.

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2.4           Underwriting; Holdback Agreements.

(a)          In the event that one or more Designated Holders elect to dispose of Registrable Securities under a Registration Statement pursuant to an underwritten offering, the managing underwriter or underwriters shall be selected by the holders of a majority (by number of shares) of the Registrable Securities to be sold in the underwritten offering or requested to be included in such Registration Statement and shall be reasonably acceptable to the Company. In connection with any such underwritten offering, the Company shall take all such reasonable actions as are required by the managing underwriters in order to expedite and facilitate the registration and disposition of the Registrable Securities, including the Company causing appropriate officers of the Company or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such managing underwriters with respect to such underwritten offering.

(b)          All Designated Holders proposing to distribute their Registrable Securities through an underwritten offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwritten offering.

(c)          To the extent not inconsistent with applicable law, in connection with a public offering of securities of the Company, upon the request of the Company or, in the case of an underwritten public offering of the Company’s securities, the managing underwriters, each Designated Holder who beneficially owns (as defined in Rule 13d-3 adopted by the SEC under the Exchange Act) at least 5% of the outstanding capital stock of the Company will not effect any sale or distribution (other than those included in the registration statement being filed with respect to such public offering) of, or any short sale of, or any grant of option to purchase, or any hedging or similar transaction with respect to, any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the 14 days prior to and the 90-day period beginning on the effective date of such public offering, unless the Company, or in the case of an underwritten public offering, the managing underwriters otherwise agree to a shorter period of time. At the request of the Company or the managing underwriters, each such Designated Holder shall execute a customary “lock-up” agreement consistent with the provisions of this Section 2.4; provided, however, that no Designated Holder shall be required to enter into any such “lock up” agreement unless and until all of the Company’s executive officers and directors execute substantially similar “lock up” agreements and the Company uses commercially reasonable efforts to cause each holder of more than 5% of its outstanding capital stock to execute substantially similar “lock up” agreements. Neither the Company nor the underwriter shall terminate, materially amend or waive the enforcement of any material provision under a “lock up” agreement unless each “lock up” agreement with a Designated Holder is also amended or waived in a similar manner or terminated, as the case may be. The Company may impose stop-transfer instructions to enforce the restrictions imposed by this Section 2.4.

2.5           Registration Procedures. The Company will use its reasonable best efforts to effect the registration of Registrable Securities pursuant to this Agreement in accordance with the intended methods of disposition thereof, and pursuant thereto the Company will use its reasonable best efforts to:

(a)          before filing the Registration Statement, the Company will furnish to counsel for the Placement Agent a copy of such Registration Statement, and will provide such counsel with all written correspondence with the SEC regarding the Registration Statement;

(b)          if the Registration Statement is declared effective, prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the periods provided for in Section 2.2, or the periods contemplated by the Company or the Persons requesting any Registration Statement filed pursuant to Section 2.3;

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(c)          furnish to each Designated Holder selling such Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Designated Holder;

(a)          use its reasonable best efforts to register or qualify such Registrable Securities under such other state securities or blue sky laws as the selling Designated Holders selling such Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or reasonably advisable to enable such Designated Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Designated Holder and to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(b)          notify each Designated Holder selling such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such Designated Holder, the Company will use its reasonable best efforts to prepare and furnish to such Designated Holder a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the Investors of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(c)          cause all such Registrable Securities to be listed or quoted on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted and, if not so listed, to be approved for trading on any automated quotation system of a national securities association on which similar securities of the Company are quoted;

(d)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(e)          enter into such customary agreements (including underwriting agreements containing customary representations and warranties) and take all other customary and appropriate actions as the holders of a majority of the Registrable Securities being sold or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(f)          notify each Designated Holder of any stop order issued or threatened by the SEC;

(g)          otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act; and

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(h)          in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts to promptly obtain the withdrawal of such order;

(i)          with respect to an underwritten offering pursuant to any Registration Statement filed under Section 2.3, obtain one or more comfort letters, dated the effective date of the Registration Statement and, if required by the managing underwriters, dated the date of the closing under the underwriting agreement, signed by the Company’s independent public accountants in customary form and covering such matter of the type customarily covered by comfort letters in similar transactions;

(j)          with respect to an underwritten offering pursuant to any Registration Statement filed under Section 2.3, obtain a legal opinion of the Company’s outside counsel, dated the effective date of such Registration Statement and, if required by the managing underwriters, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions in similar transactions;

(k)          subject to execution and delivery of mutually satisfactory confidentiality agreements, make available at reasonable times for inspection by each Designated Holder selling such Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Designated Holder or any such managing underwriter, during normal business hours of the Company at the Company’s corporate offices and without unreasonable disruption of the Company’s business or unreasonable expense to Company and solely for the purpose of due diligence with respect to the Registration Statement, legally disclosable, financial and other records and pertinent corporate documents of the Company and its subsidiaries reasonable requested by such Persons, and cause the Company’s employees to, and request its independent accountants to, supply all similar information reasonably requested by any such Person, as shall be reasonably necessary to enable them to exercise their due diligence responsibility; and

(l)          take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

2.6           Conditions Precedent to Company’s Obligations Pursuant to this Agreement. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article 2 with respect to the Registrable Securities of any Designated Holder that such Designated Holder shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of distribution of such securities as shall reasonably be required to effect the registration of such Designated Holder’s Registrable Securities.

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2.7           Fees and Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement including, without limitation, all registration and filing fees payable by the Company, fees and expenses of compliance by the Company with securities or blue sky laws, printing expenses of the Company, messenger and delivery expenses of the Company, and fees and disbursements of counsel for the Company and all independent certified public accountants of the Company, and other Persons retained by the Company, the expense of any annual audit or quarterly review, and the expenses and fees for listing or approval for trading of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on any automated quotation system of a national securities association on which similar securities of the Company are quoted, will be borne by the Company. In connection with any Registration Statement filed hereunder, the Company will pay the reasonable fees and expenses of counsel to the Placement Agent, including the fees and expenses related to any filing with FINRA as a result of the filing of a Registration Statement. The Company shall have no obligation to pay any underwriting discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by any Designated Holder which are not payable by the Company, such costs to be borne by such Designated Holder or Holders, including, without limitation, underwriting fees, discounts and expenses, if any, applicable to any Designated Holder’s Registrable Securities; fees and disbursements of counsel or other professionals that any Designated Holder may choose to retain in connection with a Registration Statement filed pursuant to this Agreement (except as otherwise provided herein); selling commissions or stock transfer taxes applicable to the Registrable Securities registered on behalf of any Designated Holder; and any other expenses incurred by or on behalf of such Designated Holder in connection with the offer and sale of such Designated Holder’s Registrable Securities other than expenses which the Company is expressly obligated to pay pursuant to this Agreement.

2.8           Indemnification.

(a)          The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder and its general or limited partners, officers, directors, members, managers, employees, advisors, representatives, agents and Affiliates (collectively, the “Representatives”), and each underwriter, if any, and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act), from and against any loss, claim, damage, liability, reasonable attorney’s fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the “Losses”), joint or several, and any action in respect thereof to which such Designated Holder or its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereto) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse each such Designated Holder and its Representatives for any reasonable legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that the Company shall not be liable to any such Designated Holder or other indemnitee in any such case to the extent that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the Company by any Designated Holder or its Representatives expressly for use therein and, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Registration Statement, to the extent that a prospectus relating to the Registrable Securities was required to be delivered by such Designated Holder under the Securities Act in connection with such purchase, there was not sent or given to such Person, at or prior to the written confirmation of the sale of such Registrable Securities to such Person, a copy of the final prospectus that corrects such untrue statement or alleged untrue statement or omission or alleged omission if the Company had previously furnished copies thereof to such Designated Holder or (y) use of a Registration Statement or the related prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a prospectus when use of such prospectus has been suspended pursuant to Sections 2.5 or (i); provided that in each case, that such Holder received prior written notice of such stop order, initiation of proceedings or suspension from the Company. In no event, however, shall the Company be liable for indirect, incidental or consequential or special damages of any kind.

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(b)          In connection with the filing of the Registration Statement by the Company pursuant to this Agreement, the Designated Holders will furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement and the related prospectus and, to the fullest extent permitted by law, each such Designated Holder will indemnify and hold harmless the Company and its Representatives, and each underwriter, if any, and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act), from and against any Losses, severally but not jointly, and any action in respect thereof to which the Company and its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) the purchase or sale of Registrable Securities during a suspension as set forth in Section 2.5(e) or Section 2.5(i) in each case after receipt of written notice of such suspension, (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the Company by such Designated Holder expressly for use therein or by failure of such Designated Holder to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto, and such Designated Holder will reimburse the Company and each Representative for any reasonable legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that such Designated Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto, such Designated Holder has furnished in writing to the Company information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. The obligation of each Designated Holder to indemnify the Company and its Representatives shall be limited to the net proceeds received by such Designated Holder from the sale of Registrable Securities under such Registration Statement. In no event, however, shall any Designated Holder be liable for indirect, incidental or consequential or special damages of any kind.

(c)          Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 2.8(a) or 2.8(b) (an “Indemnified Party”) of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an “Indemnifying Party”), promptly notify the Indemnifying Party in writing of the claim or the commencement of such action; provided, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party under Section 2.8(a) or 2.8(b) except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Representatives who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the written opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding other than the payment of monetary damages by the Indemnifying Party on behalf of the Indemnified Party. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its written consent, which consent will not be unreasonably withheld.

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(d)          If the indemnification provided for in this Section 2.8 is unavailable to the Indemnified Parties in respect of any Losses referred to herein notwithstanding that this Section 2.8 by its terms provides for indemnification in such case, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Designated Holders on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Designated Holders on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Designated Holder on the other shall be determined by reference to, among other things, whether any action taken, including any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Designated Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8, no Designated Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Designated Holder were offered to the public exceeds the amount of any Losses which such Designated Holder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Designated Holder’s obligations to contribute pursuant to this Section 2.8 is several in the proportion that the proceeds of the offering received by such Designated Holder bears to the total proceeds of the offering received by all the Designated Holders. The indemnification provided by this Section 2.8 shall be a continuing right to indemnification with respect to sales of Registrable Securities and shall survive the registration and sale of any Registrable Securities by any Designated Holder and the expiration or termination of this Agreement. The indemnity and contribution agreements contained herein are in addition to any liability that any Indemnifying Party might have to any Indemnified Party.

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2.9           Participation in Registrations.

(a)          No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

(b)          Each Person that is participating in any registration under this Agreement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(e) or Section 2.5(i) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement and all use of the Registration Statement or any prospectus or related document until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 2.5(e) or Section 2.5(i) and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Designated Holder’s possession of such documents at the time of receipt of such notice. Furthermore, each Designated Holder agrees that if such Designated Holder uses a prospectus in connection with the offering and sale of any of the Registrable Securities, the Designated Holder will use only the latest version of such prospectus provided by Company.

2.10         Compliance. With respect to any registration under this Agreement, each Designated Holder shall comply in all material respects with all applicable securities and other laws, rules and regulations, including but not limited to all rules and regulations of the SEC, the National Association of Securities Dealers and any securities exchange or quotation service on which the Company’s securities are listed or quoted.

ARTICLE 3
Transfers of Certain Rights

3.1           Transfer. The rights granted to the Investors under this Agreement may be transferred, subject to the provisions of Sections 3.2 and 3.3; provided that nothing contained herein shall be deemed to permit an assignment, transfer or disposition of the Registrable Securities in violation of the terms and conditions of the Subscription Agreement or applicable law.

3.2           Transferees. Any transferee to whom rights under this Agreement are transferred shall, before and as a condition to such transfer, deliver to the Company a written instrument (i) stating the name and address of the transferor and the transferee and the number of Registrable Securities with respect to which the rights are intended to be transferred, and (ii) by which such transferee agrees to be bound by the obligations imposed upon the Investors under this Agreement to the same extent as if such transferee were a Investor hereunder.

3.3           Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 3 may not again transfer such rights to any other Person, other than as provided in Sections 3.1 or 3.2 above.

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ARTICLE 4
Miscellaneous

4.1           Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of Common Stock into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

4.2           No Inconsistent Agreements. The Company has not and shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement. The parties acknowledge and agree that the Company may grant registration rights hereafter, which shall be pari passu with the registration rights of the Investors, and shall not be deemed to conflict with this covenant.

4.3           Amendments and Waivers. With the written consent of the Designated Holders of at least a majority of the Registrable Securities then outstanding, this Agreement may be amended and the obligations of the Company and the rights of the holders of the Registrable Securities under this Agreement, including Article 2, may be waived or modified (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing.

4.4           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

4.5           Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Designated Holder execute the same counterpart, so long as identical counterparts are executed by the Company and each Designated Holder.

4.6           Notices. Any notice required or permitted by any provision of this Agreement shall be given in writing, and shall be delivered either personally or by registered or certified mail, postage prepaid, addressed (i) in the case of the Company, to its principal office at 555 California Street, Suite 365, San Francisco, California 94104, Attn: Chief Operating Officer, (ii) in the case of any Designated Holder which or who is an original party to this Agreement at the address of such Holder as set forth in the records of the Company or such other address for such Designated Holder as shall be designated in writing from time to time by such Holder; and (iii) in the case of any permitted transferee of a party to this Agreement or its transferee, to such transferee at its address as designated in writing by such transferee to the Company from time to time.

4.7           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules or provisions.

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4.8           Forum; Service of Process. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of New York in each case located in the City of New York and the County of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail in accordance with Section 4.6 shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

4.9           Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

4.10         No Prejudice. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

4.11         Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

4.12         Successors and Assigns, Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each assignee of the Designated Holders pursuant to Article 3 and their respective successors and assigns and executors, administrators and heirs. Designated Holders are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Designated Holders.

4.13         Entire Agreement. This Agreement, together with the Subscription Agreement and any related exhibits and schedules thereto, constitutes the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior and contemporaneous discussions, agreements and understandings of any and every nature among them. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement and those of the Subscription Agreement, the terms and conditions of this Agreement shall control.

4.14         Attorneys’ Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty, covenant or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and expenses of such action or suit from the other party in addition to any other relief ordered by any court.

4.15         Termination of Rights. All rights under this Agreement will terminate as to a Designated Holder when that Designated Holders no longer holds any Registrable Securities.

4.16         Omnibus Signature Page. With respect to the Designated Holders, this Agreement is intended to be read and construed in conjunction with the Subscription Agreement. Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements, it is hereby agreed that the execution by the Holders of the Subscription Agreement, in the place set forth therein, shall constitute their agreement to be bound by the terms and conditions hereof and the terms and conditions of the Subscription Agreement and this Agreement, with the same effect as if each of such separate but related agreements were separately signed.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date and year first written above.

COMPANY:

MEDGENICS, INC.

	By:	/s/ Andrew L. Pearlman
Name: Andrew L. Pearlman
Title: Chief Executive Officer and President

INVESTOR:

If Entity:	If Individual:

[Name of Entity]	[Signature]

By:
Name:	[Print Name]
Title:

 -OR-

See Signature Page to Subscription Agreement dated as of June 18, 2012 for Investor’s Signature

EXHIBIT A

LIST OF INVESTORS

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